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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       JANUARY 31, 1996
                                                 ------------------------------


                          MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)




       OREGON                        0-13442                         93-0786033
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(State or other jurisdiction       (Commission                    (IRS Employer
of incorporation)                  File Number)              Identification No.)



8005 S.W. BOECKMAN ROAD, WILSONVILLE, OR                             97070-7777
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code       (503) 685-7000
                                                   ----------------------------

                                   NO CHANGE
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         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets.

       Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") by and among, Mentor Graphics Corporation, an Oregon corporation ("Mentor Graphics"), M Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Mentor Graphics ("Merger Sub"), and Microtec Research, Inc., a Delaware corporation ("Microtec"), dated as of October 9, 1995, as amended on November 6, 1995, Merger Sub was merged with and into Microtec (the "Merger"). As a result of the Merger, Microtec has become a wholly owned subsidiary of Mentor Graphics.

       At the time the Merger became effective on January 31, 1996 (the "Effective Time"), each share of Common Stock of Microtec outstanding immediately prior to the Effective Time was converted into and exchanged for
0.6930693 shares of Common Stock of Mentor Graphics. The aggregate number of shares of Common Stock of Mentor Graphics issued in accordance with the terms of the Merger Agreement upon such conversion and exchange was 6,223,340 shares. No fractional shares of Common Stock of Mentor Graphics were issued in connection with such conversion and exchange. In lieu thereof, Mentor Graphics will pay to the stockholders otherwise entitled to a fraction of a share an amount in cash (rounded to nearest whole cent) equal to such fractional share interest multiplied by $20.20.

       In addition, pursuant to the Merger Agreement, Mentor Graphics has reserved an aggregate of 687,925 shares of its Common Stock for issuance upon exercise of previously outstanding options to purchase Microtec Common Stock, which options vest and become exercisable in accordance with the terms of the respective, original Microtec stock option agreements.

       The amount of consideration paid in connection with the Merger was determined in arms-length negotiations between officers of Mentor Graphics and Microtec. The terms of the transaction were approved by the Boards of Directors of Mentor Graphics, Merger Sub and Microtec and by the stockholders of Merger Sub and Microtec.

       In connection with the Merger, the former Chairman, Chief Executive Officer and principal stockholder of Microtec, Jerry Kirk, entered into an agreement with Mentor Graphics pursuant to which he will provide consulting services to Mentor Graphics on a full time basis for a period of six months after the Effective Time and on a part time basis for a period of eighteen months thereafter. The agreement contains non-compete and a non-solicitation provisions applicable for three years following the Effective Time.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Business Acquired.

              See "Financial Statements of Microtec Research, Inc." set forth on pages F-29 through F-47 of Amendment No. 3 to the Registrant's Registration Statement on Form S-4 (Reg. No. 33-63733) filed with the Securities and Exchange Commission on January 10, 1996 and declared effective on January 10, 1996, which financial statements are hereby incorporated herein by reference.

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        (b)   Pro Forma Financial Information.

              See "Pro Forma Combined Condensed Financial Statements" set forth on pages 36 through 39 of Amendment No. 3 to the Registrant's Registration Statement on Form S-4 (Reg. No. 33-63733) filed with the Securities and Exchange Commission on January 10, 1996 and declared effective on January 10, 1996, which financial statements are hereby incorporated herein by reference.

        (c)   Exhibits.

              2.1 Agreement and Plan of Merger dated October 9, 1995, as amended November 6, 1995, among Registrant, M Acquisition Sub, Inc. and Microtec Research, Inc.

              2.2 Certificate of Merger of M Acquisition Sub, Inc. into Microtec Research, Inc. as filed with the Delaware Secretary of State on January 31, 1996.

              23.1  Consent of Deloitte & Touche LLP, independent auditors.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MENTOR GRAPHICS CORPORATION
                                       (Registrant)


Date: February 14, 1996                By:  /s/  R. DOUGLAS NORBY
                                          -------------------------------------
                                       R. Douglas Norby
                                       Senior Vice President and Chief
                                       Financial Officer


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                               INDEX TO EXHIBITS


                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER     DESCRIPTION                                                  PAGE
-------    -----------                                              ------------
  2.1      Agreement and Plan of Merger dated October 9, 1995,
           as amended November 6, 1995, among Registrant,
           M Acquisition Sub, Inc. and Microtec Research, Inc.(1)

  2.2      Certificate of Merger of M Acquisition Sub, Inc. into
           Microtec Research, Inc., as filed with the Delaware
           Secretary of State on January 31, 1996.

 23.1 Consent of Deloitte & Touche LLP, independent auditors.

-------------------
(1) Incorporated by reference to Annex A of Amendment No. 3 to the Registrant's Registration Statement on Form S-4 (Registration No. 33-63733) filed on January 10, 1996.


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